软件产品转让
及
团队收购协议
Transfer of Software and Hiring of Technical Team Agreement

甲方：刘乾
Party A: Mr. Qian Liu
乙方：摩地（上海）信息科技有限公司
Party B: MoqiZone Shanghai

经甲乙双方协商一致，就《网吧园丁》(“软件产品”) 之收购和转让，以及和聘用刘乾团队之事宜，达成本协议。

Both parties agree the following terms on the purchase and transfer of the software, and hiring of the technical team of Mr. Liu Qian:

1	软件产品的名称及版本号：
1.1	软件全称：网吧园丁
1.2	软件简称：网吧园丁
1.3	软件版本：v2.7版和v3.0版

Versions of the Netcafe Gardner: v2.7 and v3.0

2	收购事项 :
乙方同意:-
2.1	于合约签订起20日内支付甲方人民币六十五万元现金作为收购软件产品,及聘用团队加入摩奇的总代价。

Party B shall pay RMB650,000 in cash within 20 days after execution of this Contract, to Party A, as a total consideration of the purchase of the software and hiring of the team.

3	甲方的权利和责任：
3.1	甲方同意自签订本协议之日起，甲方不再拥有该软件产品；
Party A shall no longer own the software after execution of this Contract.

3.2	甲方同意向乙方提供该软件的全部源代码及其他相关文档，包括甲方拥有的服务器与渠道；以及所有巳收费网吧的收入情况；
Party A shall provide Party B with all source codes and other documents of the software, including the server Party A currently owns and revenue information of member cafés.

3.3	甲方有义务配合乙方注册该软件产品的知识产权；
Party A shall cooperate with Party B to register intellectual property rights.

3.4	甲方有义务向乙方提供该软件相关的技术支持；
Party A shall provide Party B with technical support on the software.

3.5	甲方不得以任何方式向第三方透露与该软件相关的技术细节；及
Party A shall not disclose any technical details of the software to third parties.

4	甲方之开发团队
自签订本协议之日起，甲方承诺将促伋团队成员包括：刘乾(即甲方)，刘强，韩永强，王志峰正式成为乙方公司员工，并与乙方签订相关的劳动合同。

Party A agrees his 4-member team (Qian Liu, Qiang Liu, Yongqiang Han and Zhifeng Wang) shall become employees of Party B upon execution of this Contract.

5	乙方的权利和责任：
自签订本协议之日起，乙方拥有该软件产品的所有权，包括该产品现时的所有收入。

Ownership of the software shall transfer to Party B upon execution of this Contract. All revenue afterwards belongs to party B.

6	共同条款：

6.1	甲方同意将该软件产品的各项权利无地域限制地转让给乙方；
Party A agrees to transfer all rights of the software to Party B without geographical limitation.

6.2	违反本协议第二条第2款、第5款之约定，甲方必须向乙方赔偿乙方在该软件上的所有投入，且乙方有权解除本协议；
If abovementioned Items 2.2 and 2.5 are violated, Party A shall indemnify Party B with all investment in the software, and Party B has the right to terminate this Contract.

6.3	违反本协议第三条第2款、笫3款之约定，甲方有权解除本协议，并向乙方无偿索回该软件产品。
If abovementioned Items 3.2 and 3.3 are violated, Party A has the right to terminate this contract and seek return of the software from Party B without compensation.

7	其他：
7.1	本合同以甲乙双方全部签字之日为开始生效之日期。
This Contract shall become effective upon execution.

7.2	未尽事宜，双方应协商解决。不愿协商或协商不成的，按司法程序解决。
Any disputes shall be solved by mutual negotiations.

7.3	本协议共壹页；壹式贰份，双方各执壹份。
This Contract is signed in two identical copies.

Party A: Qian Liu	Pary B: MoqiZone Shanghai
甲方：刘乾	乙方：摩地（上海）信息科技有限公司
代表人：张楚翘

签订日期：_____年___月___日       签订日期：_____年___月___日